                    ACQUISITION OF ASSETS AND LIABILITIES OF

                        TRAVELERS QUALITY BOND PORTFOLIO

                                   a series of
                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                         BLACKROCK BOND INCOME PORTFOLIO
                                   a series of
                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                           PROSPECTUS/PROXY STATEMENT


                             DATED FEBRUARY 1, 2006


        This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization ("Plan") which will be submitted to shareholders of Travelers Quality Bond Portfolio ("Quality Bond") for consideration at a Special Meeting of Shareholders to be held on March 14, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

        Subject to the approval of the shareholders of Quality Bond, the Board of Trustees of The Travelers Series Trust (the "Trust") has approved the proposed Reorganization of Quality Bond, a series of the Trust, into BlackRock Bond Portfolio ("BlackRock Bond"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Quality Bond and BlackRock Bond are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

        The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Quality Bond's shares and at the Meeting will vote the shares of Quality Bond held in their separate accounts.

        As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Quality Bond that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Quality Bond, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Quality Bond. For simplicity, in this Prospectus/Proxy Statement:

        . "Record Holder" of Quality Bond refers to each Insurance Company which holds Quality Bond's shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

        . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

        .       "shareholder" or "Contract Owner" refers to you.

        In the reorganization, all of the assets of Quality Bond will be acquired by BlackRock Bond in exchange for Class A shares of BlackRock Bond and the assumption by BlackRock Bond of the liabilities of Quality Bond ("Reorganization"). If the Reorganization is approved, Class A shares of BlackRock Bond will be distributed to each Record Holder in liquidation of Quality Bond and Quality Bond will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of BlackRock Bond which have an aggregate net asset value equal to the aggregate net asset value of your shares of Quality Bond.

        Quality Bond is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). BlackRock Bond is a separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Quality Bond is similar to that of BlackRock Bond, as follows:

--------------------------------------------------------------------------------
         Portfolio                          Investment Objective
--------------------------------------------------------------------------------
QUALITY BOND                    Current income, moderate capital volatility, and
                                total return
--------------------------------------------------------------------------------
BLACKROCK BOND                  Competitive total return primarily from
                                investing in fixed income securities
--------------------------------------------------------------------------------


The investment strategies for Quality Bond are similar to those for BlackRock Bond. However, the principal difference between the investment strategies of the two Portfolios is that as of September 30, 2005, Quality Bond had more exposure to lower quality securities than BlackRock Bond: 22% of Quality Bond's assets were rated BBB or lower, while 9% of BlackRock Bond's assets were rated BBB or lower.


        This Prospectus/Proxy Statement explains concisely the information about BlackRock Bond that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

------------------------------------------------------------------------------------------------------------------
Information about Quality Bond:                                  How to Obtain this Information:
------------------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Quality Bond dated,          Copies are available upon request and without
May 2, 2005, as supplemented                                     charge if you:

Statement of Additional Information of the Trust                         .       Write to the Trust at the address
relating to Quality Bond, dated May 2, 2005,                                     listed on the cover page of this
as supplemented                                                                  Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Quality Bond for
the fiscal year ended December 31, 2004                                  .       Call (800) 842-9368 toll-free.

Semi-Annual Report of the Trust relating to Quality
Bond for the six month period ended June 30, 2005

------------------------------------------------------------------------------------------------------------------
Information about BlackRock Bond:                                How to Obtain this Information:
------------------------------------------------------------------------------------------------------------------
Prospectus of the Fund relating to BlackRock Bond,               A copy is available upon request and without
dated May 1, 2005, WHICH ACCOMPANIES THIS                        charge if you:
PROSPECTUS/PROXY STATEMENT

Statement of Additional Information of the Fund                          .       Write to the Fund at the address
relating to BlackRock Bond, dated May 1, 2005                                    listed on the cover page of this
                                                                                 Prospectus/Proxy Statement; or
Annual Report of the Fund relating to BlackRock Bond
for the fiscal year ended December 31, 2004                              .       Call (800) 638-7732 toll-free.

Semi-Annual Report of the Fund relating to BlackRock
Bond for the six month period ended June 30, 2005
------------------------------------------------------------------------------------------------------------------
Information about the Reorganization:                            How to Obtain this Information:
------------------------------------------------------------------------------------------------------------------
Statement of Additional Information dated February 1,            A copy is available upon request and without
2006, which relates to this Prospectus/Proxy Statement           charge if you:
and the Reorganization
                                                                         .       Write to the Fund at the address
                                                                                 listed on the cover page of this
                                                                                 Prospectus/Proxy Statement; or

                                                                         .       Call (800) 638-7732 toll-free.
------------------------------------------------------------------------------------------------------------------

        You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

        Information relating to Quality Bond contained in the Prospectuses of the Trust dated May 2, 2005 (SEC File No. 811-06465) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to BlackRock Bond contained in the Prospectus of the Fund dated May 1, 2005 (SEC File No. 811-03618) also is incorporated by reference in this document. The Statement of Additional Information dated February 1, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, financial statements of the Trust relating to Quality Bond for the year ended December 31, 2004 and the six month period ended June 30, 2005, financial statements of the Fund relating to BlackRock Bond for the year ended December 31, 2004 and the six month period ended June 30, 2005 and the pro forma financial statements of the Fund relating to BlackRock Bond for the twelve month period ended June 30, 2005, is incorporated by reference in its entirety in this document.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

        AN INVESTMENT IN BLACKROCK BOND THROUGH A CONTRACT:

        .       is not a deposit of, or guaranteed by, any bank

        . is not insured by the FDIC, the Federal Reserve Board or any other government agency

        .       is not endorsed by any bank or government agency

        . involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY ...................................................................... 6
        Why is the Reorganization being proposed? .............................6
        What are the key features of the Reorganization? ......................6
        After the Reorganization, what shares of BlackRock Bond
         will I own? ..........................................................7
        How will the Reorganization affect me? ................................7
        Will I be able to purchase and redeem shares, change my
         investment options, annuitize and receive distributions
         the same way? ........................................................7
        How do the Trustees recommend that I vote? ............................7
        How do the Portfolios' investment objectives, principal
         investment strategies and risks compare? .............................8
        How do the Portfolios' fees and expenses compare? ....................10
        How do the Portfolios' performance records compare? ..................12
        Who will be the investment adviser of my Portfolio after
         the Reorganization?  What will the management and advisory fees be after the Reorganization? ...................................15
        What will be the primary federal tax consequences of the
         Reorganization? .....................................................17
RISKS   ......................................................................18
        Are the risk factors for the Portfolios similar? .....................18
        What are the primary risks of investing in each Portfolio? ...........18
        Are there any other risks of investing in each Portfolio? ............21
INFORMATION ABOUT THE REORGANIZATION .........................................22
        Reasons for the Reorganization .......................................22
        Agreement and Plan of Reorganization .................................23
        Federal Income Tax Consequences ......................................25
        Pro Forma Capitalization .............................................26
        Distribution of Shares ...............................................27
        Purchase and Redemption Procedures ...................................28
        Exchange Privileges ..................................................29
        Dividend Policy ......................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS ..............................29
        Form of Organization .................................................29
        Capitalization .......................................................30
        Shareholder Liability ................................................30
        Shareholder Meetings and Voting Rights ...............................30
        Liquidation ..........................................................31
        Liability and Indemnification of Trustees/Directors ..................32
VOTING INFORMATION CONCERNING THE MEETING ....................................32
        Shareholder Information ..............................................35
        Control Persons and Principal Holders of Securities ..................35
FINANCIAL STATEMENTS AND EXPERTS .............................................35
LEGAL MATTERS ................................................................36
ADDITIONAL INFORMATION .......................................................36
OTHER BUSINESS ...............................................................36
EXHIBIT A  Form of Agreement and Plan of Reorganization .....................A-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
             INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
          REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                           STATEMENT AND THE EXHIBITS.

        This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the Form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

        The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Quality Bond's performance for the one- and five-year periods ended September 30, 2005 has been lower than that of BlackRock Bond. Although total expenses are currently higher for BlackRock Bond, upon the Reorganization operating efficiencies may be achieved by BlackRock Bond because it will have a greater level of assets. As of September 30, 2005, BlackRock Bond had more than five times the amount of net assets as Quality Bond. The pro forma total expenses of BlackRock Bond are anticipated to be lower than those of Quality Bond. Therefore, the Trustees believe that the Reorganization is in the best interest of Quality Bond's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

        The Plan sets forth the key features of the Reorganization to which it relates. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

        . the transfer in-kind of all of the assets of Quality Bond to BlackRock Bond in exchange for Class A shares of BlackRock Bond;

        . the assumption by BlackRock Bond of all of the liabilities of Quality Bond;

        . the liquidation of Quality Bond by distribution of Class A shares of BlackRock Bond to Quality Bond's Record Holders; and

        . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.


        The Reorganization is expected to be completed on or about May 1, 2006. However, this Reorganization is contingent upon the reorganization of Travelers Managed Income Portfolio ("Managed Income"), a series of the Trust, into BlackRock Bond, concurrent with this Reorganization.

AFTER THE REORGANIZATION, WHAT SHARES OF BLACKROCK BOND WILL I OWN?

        If you own shares of Quality Bond, you will own Class A shares of BlackRock Bond.

        The new shares you receive will have the same total value as your shares of Quality Bond as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

        It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:


        . POTENTIAL COST SAVINGS: Upon consummation of the Reorganization as well as another reorganization of a fund into BlackRock Bond the total operating expenses of BlackRock Bond (Class A shares) are anticipated to be 0.44% compared to those of Quality Bond which are 0.44%.


        . OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by BlackRock Bond because it will have a greater level of assets. As of September 30, 2005, Quality Bond's total net assets were approximately $186.00 million and BlackRock Bond's total net assets were approximately $1.06 billion.

        The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in BlackRock Bond after the Reorganization. After the Reorganization your Contract values will depend on the performance of BlackRock Bond rather than that of Quality Bond. The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Quality Bond and BlackRock Bond, pro rata, in accordance with their relative assets.

        Like Quality Bond, BlackRock Bond will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of BlackRock Bond.


WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

        The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract, to purchase additional Class A of BlackRock Bond. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.


HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

        The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Quality Bond and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Quality Bond.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved the Plan on behalf of BlackRock Bond.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

        The investment objective and the investment strategies of Quality Bond are similar to those of BlackRock Bond. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, without shareholder approval.

        The following tables summarize the investment objectives and principal investment strategies of Quality Bond and BlackRock Bond as set forth in their respective Prospectus and Statement of Additional Information.

--------------------------------------------------------------------------------
                   QUALITY BOND
--------------------------------------------------------------------------------
Investment         Current income, moderate capital volatility, and total return
Objective
--------------------------------------------------------------------------------
Principal          Normally invests at least 80% of assets in investment-grade
Investment         bonds and debt securities.
Strategies
                   May invest in investment grade fixed-income securities, U.S.
                   government securities, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers and cash equivalents.

                   May also invest in: high yield, high risk bonds; illiquid securities; unseasoned companies; and, options on stock indices and index futures. However, no more than 25% of the assets will be invested in any one industry.

                   As of September 30, 2005, the average duration of the Portfolio was 3.63 years.

                   The advisor weighs yield, maturity, issue classification
                   and credit and other risk information in selecting investments. In selecting individual securities, the advisor looks for favorable yield, maturity, issue classification and quality characteristics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   BLACKROCK BOND
--------------------------------------------------------------------------------
Investment         Competitive total return primarily from investing in
Objective          fixed-income securities
--------------------------------------------------------------------------------
Principal          Normally invests at least 80% of the assets in fixed-income
Investment         securities.
Strategies
                   May invest in investment grade fixed-income securities, U.S.
                   government securities, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers and cash equivalents.

                   May invest: (1) up to 20% of total assets in high yield securities; (2) up to 20% of total assets in foreign securities; and (3) up to 10% of total assets in securities of issuers located in developing or emerging market countries. However, no more than 30% of total assets may be invested in any combination of high yield securities, securities not denominated in U.S. dollars, and developing or emerging market securities. Securities within the 10% limit in clause (3) will not be counted toward the limits in clauses (1) and (2), but will be counted toward the overall 30% limit.

                   Establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. Tries to maintain duration generally within 1 1/2 years of Lehman Brothers Aggregate Bond Index. As of September 30, 2005, the average duration of the Portfolio was 3.74 years.

                   Allocates investments among bond market sectors based upon its evaluation of the relative price and yield attractiveness of the various sectors.
--------------------------------------------------------------------------------

        Because the two Portfolios have similar investment objectives and strategies, they are subject to similar, but not identical, risks. The principal risks of investing in Quality Bond and BlackRock Bond include:

..       INTEREST RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

..       CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

..       MORTGAGE-RELATED SECURITY RISK - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investment in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates).

..       ASSET-BACKED SECURITY RISK - if non-mortgage asset-backed securities fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support the payments on the securities.

..       FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.


..       HIGH YIELD DEBT SECURITY RISK - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities.


        Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions or to meet redemptions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

        For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

        The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

        Although Quality Bond and BlackRock Bond have similar investment objectives and similar investment strategies, it is anticipated that the securities held by Quality Bond may be sold in significant amounts in order to comply with the policies and investment practices of BlackRock Bond in connection with the Reorganization. If such sales occur, the transaction costs will be borne by BlackRock Bond. Such costs are ultimately borne by the Portfolio's shareholders.

HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

        Quality Bond offers one class of shares. BlackRock Bond offers three classes of shares (Class A, Class B and Class E). Only BlackRock Bond's Class A shares are involved in the

Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

        The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "BlackRock Bond (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

        The amounts for the shares of Quality Bond and BlackRock Bond set forth in the following tables and in the examples are based on the expenses for Quality Bond and BlackRock Bond for the twelve month period ended June 30, 2005. The amounts for Class A shares of BlackRock Bond (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of BlackRock Bond would have been for the twelve month period ended June 30, 2005, had the Reorganization taken place as of July 1, 2004.

        The shares of Quality Bond and BlackRock Bond are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

        Annual Portfolio Operating Expenses (expenses that are deducted from
        ____________________________________________________________________
        Portfolio assets)
        _________________

------------------------------------------------------------------------------------------------
                                          Quality     BlackRock Bond    BlackRock Bond Class A #
                                           Bond          Class A #           (Pro Forma)
------------------------------------------------------------------------------------------------
Management Fees                            0.32%         0.40%                  0.39%
------------------------------------------------------------------------------------------------
Distribution and                           None          None                   None
12b-1 Fees
------------------------------------------------------------------------------------------------
Other Expenses                             0.12%         0.05%                  0.06%
------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses Before Contractual Reduction      0.44%         0.45%                  0.45%
------------------------------------------------------------------------------------------------
Contractual Expense Reduction              0.00%         0.00%                 -0.01%
------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating           0.44%         0.45%                  0.44%
Expenses After Contractual Reduction
------------------------------------------------------------------------------------------------


        # For the period May 1, 2005 through April 30, 2007, the Adviser contractually agreed to reduce the investment advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. The BlackRock Bond fees in the table above include this reduction.

        The BlackRock Bond Class A pro forma expenses in the table above assume that a reorganization of Managed Income and Quality Bond into BlackRock Bond will be completed on May 1, 2006.


        The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Quality Bond versus BlackRock Bond and BlackRock Bond (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

        THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

        EXAMPLES OF PORTFOLIO EXPENSES

                                        QUALITY BOND
                  --------------------------------------------------------
                  One Year    Three Years          Five Years    Ten Years
                  --------------------------------------------------------
                    $45          $141                 $246          $555
--------------------------------------------------------------------------

                                      BLACKROCK BOND
                  --------------------------------------------------------
                  One Year    Three Years          Five Years    Ten Years
                  --------------------------------------------------------
Class A             $46          $144                $252          $567
--------------------------------------------------------------------------

                                 BLACKROCK BOND (PRO FORMA)
                  --------------------------------------------------------
                  One Year    Three Years          Five Years    Ten Years
                  --------------------------------------------------------
Class A             $45          $143                $251          $566
--------------------------------------------------------------------------

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

        The following charts show how the Class A shares of BlackRock Bond and the shares of Quality Bond have performed in the past. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. On July 1, 2001, State Street Research & Management Company ("State Street Research") succeeded Back Bay Advisers, L.P. ("Back Bay Advisers") as subadviser to BlackRock Bond. Effective February 1, 2005, BlackRock succeeded State Street Research as subadviser to BlackRock Bond. The performance information set forth below reflects the management of Back Bay Advisers and State Street Research, but not BlackRock. Shares of Quality Bond commenced operations on August 30, 1996. Past performance is not an indication of future results.


        PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

        Year-by-Year Total Return (%)
        _____________________________

        The charts below show the percentage gain or loss for the shares of Class A shares of BlackRock Bond for the last ten calendar years and the shares of Quality Bond in each full calendar year since inception.

        These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for BlackRock Bond's portfolio and the inception date of Quality Bond, which periods may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                            QUALITY BOND

-------------------------------------------------------------
 7.1%    8.5%    1.1%    7.0%    7.1%    5.8%    7.0%    3.3%

1997    1998    1999    2000    2001    2002    2003    2004
-------------------------------------------------------------
                         High Quarter: 1st- 2001 + 4.73%
                         Low Quarter: 2nd - 1999 - 2.32%

                                 BLACKROCK BOND

--------------------------------------------------------------------------------
21.2%    4.6%    10.9%    9.0%     - 0.5%    8.1%    8.8%    8.5%    5.9%   4.4%

1995    1996     1997    1998       1999    2000    2001    2002    2003   2004
--------------------------------------------------------------------------------
                         High Quarter: 2nd- 1995 + 7.65%
                         Low Quarter: 2nd - 2004 - 2.69%

        The next set of tables lists the average annual total return of the shares of Quality Bond for the past one- and five-years and since inception (through December 31, 2004) and of Class A shares of BlackRock Bond for the past one-, five- and ten-years (through December 31, 2004). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

------------------------------------------------------------------------------------------------
                              1 Year Ended    5 Years Ended   From Inception to
                                12/31/04         12/31/04         12/31/04
------------------------------------------------------------------------------------------------
Quality Bond                      3.29%            6.03%            6.04%         Inception Date
____________

                                                                                         8/30/96
------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate      3.04%            7.21%            6.72%
    Government/Credit Bond
    Index
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Bond                                                      10 Years
______________                1 Year Ended          5 Years          Ended
                                12/31/04        Ended 12/31/04      12/31/04
---------------------------------------------- ---------------------------------
Class A shares                    4.43%              7.13%           7.97%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate         4.34%              7.71%           7.72%
    Bond Index
---------------------------------------------- ---------------------------------

                                   ----------

        Lehman Brothers Intermediate Government/Credit Bond Index (formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index) is a broad-based unmanaged index of bonds issued by the U.S. Government and its agencies as well as certain corporate issuers.

        The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

        For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

        Important information about BlackRock Bond is also contained in management's discussion of BlackRock Bond' performance which appears in the most recent Annual Report of the Fund relating to BlackRock Bond.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

        Management of the Portfolios
        ____________________________

        The overall management of Quality Bond and of BlackRock Bond are the responsibility of, and are supervised by, the Board of Trustees of the Trust and the Board of Directors of the Fund, as they case may be.

        Board Members
        _____________

        Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of the Trust will serve as an Independent Board member of the Fund.

        Adviser
        _______


        MetLife Advisers, LLC (the "Adviser") is the investment adviser for BlackRock Bond Portfolio. The Adviser has contracted with the Subadviser to make the day-to-day investment decisions for BlackRock Bond. The Adviser is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.


        Facts about the Adviser:

        ------------------------------------------------------------------------

                .       The Adviser is an affiliate of MetLife.

                . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $26.6 billion as of December 31, 2004.

                . The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.

        ------------------------------------------------------------------------

        Subadviser
        __________


        BlackRock Advisors, Inc. (the "Subadviser") is the subadviser to BlackRock Bond Portfolio. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.


        Facts about the Subadviser:

        ------------------------------------------------------------------------

                . The Subadviser has been providing investment management services since 1994.

                . The Subadviser is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

                . BlackRock, Inc. had approximately $342 billion of assets under management as of December 31, 2004.

                . The Subadviser is located at 100 Bellevue Parkway, Wilmington, DE 19809.
        ------------------------------------------------------------------------

        As stated above, effective February 1, 2005, BlackRock Advisors, Inc. succeeded State Street Research as subadviser to BlackRock Bond, after shareholder approval, pursuant to a transaction whereby the parent of the Subadviser acquired the Portfolio's previous subadviser, State Street Research & Management Company. Prior to February 1, 2005, State Street Research & Management Company was a subsidiary of MetLife, Inc. The terms of the transaction provide that in addition to cash and stock received at the closing, MetLife, Inc. could in the future receive additional consideration contingent upon certain measures including increases in the assets of BlackRock Bond. If the Reorganization is consummated, MetLife, Inc. may be entitled to additional compensation from affiliates of the Subadviser.

        The Subadviser uses a multiple portfolio manager system under which BlackRock Bond is divided into several segments.


        The Portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Keith Anderson and Scott Amero. Messrs. Anderson and Amero lead the Subadviser's Fixed Income Team. The Fixed Income Team consists of 50 portfolio managers including eight lead sector specialists in major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income

Team uses an approach that leverages the individual expertise of the team members. As part of the portfolio management process, the Fixed Income Team utilizes the Subadviser's risk management analytics to evaluate the composition of the Portfolio.

        Keith Anderson, a Managing Director, has been a Managing Director of BlackRock Financial Management, Inc., an affiliate of the Subadviser, since 1988.

        Scott Amero, a Managing Director, has been a Managing Director of BlackRock Financial Management, Inc., an affiliate of the Subadviser, since 1990.


        Management Fees
        _______________


        BlackRock Bond pays the Adviser an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next billion, 0.30% for the next billion, and 0.25% for amounts over $3 billion. For the period, May 1, 2005 through April 30, 2007, the Adviser has contractually agreed to reduce this investment advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. For the year ended December 31, 2004, BlackRock Bond paid the Adviser an investment advisory fee of 0.40% of the Portfolio's average daily net assets.


        Subadvisory Fees
        ________________

        Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to BlackRock Bond at an annual rate of 0.20% for the first $250 million of the Portfolio's average daily net assets, 0.15% for amounts between $250 million and $1 billion and 0.10% for amounts over $1 billion. The Portfolio does not pay a fee to the Subadviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

        Prior to or at the completion of the Reorganization, Quality Bond and BlackRock Bond will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Quality Bond or its Record Holders for federal income tax purposes as a result of receiving shares of BlackRock Bond in connection with the Reorganization. The holding period and aggregate tax basis of the shares of BlackRock Bond that are received by the Record Holders of Quality Bond will be the same as the holding period and aggregate tax basis of the shares of Quality Bond previously held by such Record Holders, provided that such shares of Quality Bond are held as capital assets. In addition, the holding period and tax basis of the assets of Quality Bond in the hands of BlackRock Bond as a result of the Reorganization will be the same as they were in the hands of Quality Bond immediately prior to the Reorganization, and no gain or loss will be recognized by BlackRock Bond upon the receipt of the assets of Quality Bond in exchange for shares of BlackRock Bond and the assumption by BlackRock Bond of Quality Bond's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

        RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

        Yes. The risk factors are similar due to the similar investment objectives and investment strategies of Quality Bond and BlackRock Bond. The risks of BlackRock Bond are described in greater detail in the Portfolio's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

        An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of any of the Portfolios will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in any of the Portfolios. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

--------------------------------------------------------------------------------
                    Each of the Portfolios is subject to INTEREST RATE RISK.
--------------------------------------------------------------------------------
Quality Bond        Invests at least 80% of its assets in investment-grade bonds and debt securities.
--------------------------------------------------------------------------------
BlackRock Bond      Invests, under normal circumstances, at least 80% of its
                    assets in fixed-income securities.
--------------------------------------------------------------------------------

        The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

        Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

--------------------------------------------------------------------------------
                    Each of the Portfolios is subject to CREDIT RISK.
--------------------------------------------------------------------------------
Quality Bond        Invests at least 80% of its assets in investment-grade bonds and debt securities.
--------------------------------------------------------------------------------
BlackRock Bond      Invests, under normal circumstances, at least 80% of its
                    assets in fixed-income securities.
--------------------------------------------------------------------------------

        The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

--------------------------------------------------------------------------------
                    Each of the Portfolios may be subject to MORTGAGE-RELATED
                    SECURITY RISK.
--------------------------------------------------------------------------------
Quality Bond        May invest in mortgage-backed securities.
--------------------------------------------------------------------------------
BlackRock Bond      May invest in mortgage-backed securities.
--------------------------------------------------------------------------------

        Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.


        Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Portfolio to a lower rate of return when it reinvests the principal. Further, a Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.


        If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Portfolio's shares to fluctuate more.

--------------------------------------------------------------------------------
                    Each of the Portfolios may be subject to ASSET-BACKED
                    SECURITY RISK.
--------------------------------------------------------------------------------
Quality Bond        May invest in non-mortgage asset-backed securities.
--------------------------------------------------------------------------------
BlackRock Bond      May invest in non-mortgage asset-backed securities.
--------------------------------------------------------------------------------


        Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


--------------------------------------------------------------------------------
                    Each of the Portfolios may be subject to FOREIGN INVESTMENT
                    RISK.
--------------------------------------------------------------------------------
Quality Bond        May invest in securities of foreign issuers.
--------------------------------------------------------------------------------
BlackRock Bond      May invest up to 20% of its total assets in securities not denominated in U.S. dollars and up to 10% of its total
                    assets in securities of issuers located in developing or
                    emerging market countries.
--------------------------------------------------------------------------------

        Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

        In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


--------------------------------------------------------------------------------
                    BlackRock Bond may be subject to  HIGH YIELD DEBT SECURITY
                    RISK.
--------------------------------------------------------------------------------
Quality Bond        May invest in high yield debt securities.
--------------------------------------------------------------------------------
BlackRock Bond      May invest up to 20% of its total assets in high yield
                    securities.
--------------------------------------------------------------------------------


        High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.


ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

        The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. As a result, each Portfolio may experience high portfolio turnover, resulting in greater brokerage and other transaction costs which are borne by the Portfolio and its shareholders.

        Quality Bond and BlackRock Bond may invest in Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. BlackRock Bond may not, however, purchase any security if, as a result, more than 15% of its net assets would be invested in securities considered to be illiquid by the Subadviser. Similarly, Quality Bond may make investments in illiquid securities in an amount not exceeding 15% of its net assets.

        Quality Bond and BlackRock Bond may also invest in derivatives. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security or other measurement. Derivatives include options, forward contracts and related products. Even a small investment in derivatives can disproportionately increase losses and reduce opportunities for gains.

        For more information about the risks associated with an investment in BlackRock Bond, please see BlackRock Bond's Prospectus.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

        The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

        At a regular meeting held on November 10, 2005, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interest of shareholders of Quality Bond and that the interests of existing shareholders of Quality Bond will not be diluted as a result of the transactions contemplated by the Reorganization.

        Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees note that Quality Bond's performance for the one- and five-year periods ended September 30, 2005 has been lower than that of BlackRock Bond. Although operating expenses are currently higher for BlackRock Bond, upon the Reorganization operating efficiencies may be achieved by BlackRock Bond because it will have a greater level of assets. As of September 30, 2005, BlackRock Bond had more than five times the amount of net assets as Quality Bond. The pro forma total operating expenses of BlackRock Bond are anticipated to be lower than those of Quality Bond. Therefore, the Trustees believe that the Reorganization is in the best interest of Quality Bond's shareholders.

        In addition, the Trustees considered, among other things:

        .       the terms and conditions of the Reorganization;

        . the fact that the Reorganization would not result in the dilution of shareholders' interests;

        . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

        . the fact that Quality Bond and BlackRock Bond have similar investment objectives and principal investment strategies;

        . the fact that Quality Bond and BlackRock Bond will bear the expense of the Reorganization pro rata in accordance with their relative net assets;

        . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

        . the fact that BlackRock Bond will assume all of the liabilities of Quality Bond;

        . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

        . alternatives available to shareholders of Quality Bond, including the ability to redeem their shares.

        During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

        After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interest of Quality Bond and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Quality Bond for approval.

        The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of BlackRock Bond.

AGREEMENT AND PLAN OF REORGANIZATION

        The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

        The Plan provides that all of the assets of Quality Bond will be acquired by BlackRock Bond in exchange for Class A shares of BlackRock Bond and the assumption by BlackRock Bond of all of the liabilities of Quality Bond on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Quality Bond will endeavor to discharge all of their known liabilities and obligations. Quality Bond will prepare an unaudited statement of their respective assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

        At or prior to the Closing Date, Quality Bond will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryover).

        The number of full and fractional Class A shares of BlackRock Bond to be received by the Record Holders of Quality Bond will be determined by multiplying the corresponding outstanding shares of Quality Bond by a factor which shall be computed by dividing the net asset value per share of Quality Bond by the net asset value per share of the Class A shares of BlackRock Bond. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

        State Street Bank and Trust Company, the custodian for Quality Bond, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of BlackRock Bond, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

        As soon after the Closing Date as conveniently practicable, Quality Bond will liquidate and distribute pro rata to their respective Record Holders as of the close of business on the Closing Date the full and fractional shares of BlackRock Bond received by Quality Bond. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Quality Bond's Record Holders on BlackRock Bond's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of BlackRock Bond due to Quality Bond's Record Holders. All issued and outstanding shares of Quality Bond will be canceled. The shares of BlackRock Bond to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Quality Bond will be terminated as a series of the Trust.

        The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Quality Bond's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Quality Bond's shareholders, the Plan may be terminated (a) by the mutual agreement of Quality Bond and BlackRock Bond; or
(b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met. In addition, this Reorganization is contigent upon the reorganization of Managed Income into BlackRock Bond, concurrent with this Reorganization.


        If the Reorganization is consummated, Quality Bond and BlackRock Bond will pay the expenses of the Reorganization (including the cost of any proxy-soliciting agent) pro rata, in accordance with their relative net assets. If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by Quality Bond, BlackRock Bond or their shareholders. MetLife or one of its affiliates will pay such expenses.

        If Quality Bond's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

        For purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of Quality Bond. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of a Reorganization. As a condition to the closing of a Reorganization, BlackRock Bond and Quality Bond will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

        (1) The transfer of all of the assets of Quality Bond solely in exchange for shares of BlackRock Bond and the assumption by BlackRock Bond of the liabilities of Quality Bond, followed by the distribution of BlackRock Bond's shares to the Record Holders of Quality Bond in dissolution and liquidation of Quality Bond will constitute a "reorganization" within the meaning of section 368(a) of the Code, and BlackRock Bond and Quality Bond will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) No gain or loss will be recognized by BlackRock Bond upon the receipt of the assets of Quality Bond solely in exchange for the shares of BlackRock Bond and the assumption by BlackRock Bond of the liabilities of Quality Bond;

        (3) No gain or loss will be recognized by Quality Bond on the transfer of its assets to BlackRock Bond in exchange for BlackRock Bond's shares and the assumption by BlackRock Bond of the liabilities of Quality Bond or upon the distribution (whether actual or constructive) of BlackRock Bond's shares to Quality Bond's Record Holders in exchange for their shares of Quality Bond;

        (4) No gain or loss will be recognized by Quality Bond's Record Holders upon the exchange of their shares of Quality Bond for shares of BlackRock Bond in liquidation of Quality Bond;

        (5) The aggregate tax basis of the shares of BlackRock Bond received by each Record Holder of Quality Bond pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Quality Bond held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of BlackRock Bond received by each Record Holder of Quality Bond will include the period during which the respective shares of Quality Bond exchanged therefor were held (provided that the shares of Quality Bond were held as a capital asset on the date of the Reorganization);

        (6) The tax basis of the assets of Quality Bond acquired by BlackRock Bond will be the same as the tax basis of such assets to Quality Bond immediately prior to the Reorganization, and the holding period of such assets in the hands of BlackRock Bond will include the period during which the assets were held by Quality Bond; and,

        (7) BlackRock Bond will succeed to and take into account the capital loss carryovers, if any, of Quality Bond described in Section 381(c) of the Code. BlackRock Bond will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

        Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Quality Bond would recognize a taxable gain or loss equal to the difference between its tax basis in its Quality Bond shares and the fair market value of the shares of BlackRock Bond it received.

        BlackRock Bond's utilization after the Reorganization of any pre-Reorganization losses realized by Quality Bond to offset gains realized by BlackRock Bond could be subject to limitation in future years.

PRO FORMA CAPITALIZATION


        The following table sets forth the capitalization of Quality Bond and BlackRock Bond as of June 30, 2005, and the capitalization of BlackRock Bond on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.102 Class A shares of BlackRock Bond for each share of Quality Bond. The following table also assumes that a reorganization of another fund into BlackRock Bond will be completed on May 1, 2006.

               CAPITALIZATION OF QUALITY BOND, BLACKROCK BOND AND
                           BLACKROCK BOND (PRO FORMA)*


-----------------------------------------------------------------------------------------------------
                                                                                      BLACKROCK BOND
                               QUALITY                                               PRO FORMA (AFTER
                                 BOND         BLACKROCK BOND     ADJUSTMENTS **      REORGANIZATIONS)
-----------------------------------------------------------------------------------------------------
Net Assets
Class A/Undesignated Class     $187,762,752     $  792,786,280     (282,333,021)       $  980,452,235
Class B                                 N/A     $  194,498,530          (19,200)       $  194,479,330
Class E                                 N/A     $   65,000,404       282,201,946       $  347,202,350
Total Net Assets               $187,762,752     $1,052,285,214                         $1,522,133,915
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A/Undesignated Class     $      11.22     $       110.36                         $       110.35
Class B                                 N/A     $       109.21                         $       109.20
Class E                                 N/A     $       109.69                         $       109.68
-----------------------------------------------------------------------------------------------------
Shares Outstanding
Class A/ Undesignated            16,729,507          7,183,433      (39,610,388)            8,884,750
Class
Class B                                 N/A          1,780,944                              1,780,944
Class E                                 N/A            592,586         2,573,049            3,165,635
-----------------------------------------------------------------------------------------------------
Total Shares Outstanding         16,729,507          9,556,963                             13,831,329
-----------------------------------------------------------------------------------------------------



        * Net asset values reflect merger related expenses of $150,275 for the mergers of Managed Income and Quality Bond into BlackRock Bond.

        ** Reflects change in shares outstanding due to the issuance of Class A shares of BlackRock Bond in exchange for shares of Quality Bond based upon the net asset value of the BlackRock Bond Portfolio's Class A shares at June 30, 2005 and due to the issuance of Class E shares of BlackRock Bond in exchange for shares of Managed Income based upon the net asset value of the BlackRock Bond Portfolio's Class E shares at June 30, 2005.

        The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

        All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of BlackRock Bond are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. BlackRock Bond may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

        Metropolitan Life Insurance Company ("MetLife") serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including BlackRock Bond, which are sold at the net asset value of such class without any sales charge. The offering of BlackRock Bond's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

        BlackRock Bond is authorized to issue three classes of shares: Class A, Class B and Class E. Quality Bond currently offers only one undesignated class of shares. Each Class of BlackRock Bond has a distribution agreement and bears its own distribution expenses, if any.

        In the proposed Reorganization, shareholders of Quality Bond will receive Class A shares of BlackRock Bond. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of BlackRock Bond.

        In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which BlackRock Bond serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to these classes of shares, if any, are contained in the Prospectus and Statement of Additional Information relating to BlackRock Bond.

PURCHASE AND REDEMPTION PROCEDURES

        The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Quality Bond. No fee is charged by Quality Bond for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Quality Bond buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

        MetLife and its affiliates place orders for the purchase or redemption of shares of BlackRock Bond based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

        The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

DIVIDEND POLICY

        Quality Bond declares and distributes its dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. BlackRock Bond annually pays as dividends substantially all of its net investment income (including any short-term capital gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

        Each Portfolio has qualified, and BlackRock Bond intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

        The operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Massachusetts law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

        As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of BlackRock Bond and other mutual funds of various asset classes; the series of the Trust consists of Quality Bond and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity and group annuity contracts and variable life insurance policies issued by certain insurance companies. The Fund also offers shares of its portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

CAPITALIZATION


        The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, with a par value of $0.001 each, of one or more series. The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.


        Shares of Quality Bond are offered in one class and represent an equal proportionate interest in the Portfolio. Shares of BlackRock Bond are currently offered in three classes (Class A, Class B and Class E). Shares of the classes of BlackRock Bond represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

        Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

        Under Maryland law, shareholders of BlackRock Bond have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

        Neither the Fund on behalf of BlackRock Bond nor the Trust on behalf of Quality Bond is required to hold annual meetings of shareholders. However, in the case of the Trust and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a

Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or the Fund, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of the Trust and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

        The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

        Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

        In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including BlackRock Bond, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

        Pursuant to Maryland law and its By-Laws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

        Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Massachusetts or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

        This Prospectus/Proxy Statement is being sent to shareholders of Quality Bond in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 14, 2006, at the offices of Met Investors

Series Trust, 260 Madison Avenue, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Quality Bond on or about February 1, 2006.

        The Board of Trustees of the Trust has fixed the close of business on December 30, 2005 as the record date (the "Record Date") for determining the shareholders of Quality Bond entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Quality Bond, and are the Record Holders of the Portfolios at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Quality Bond. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Quality Bond for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

        The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Quality Bond held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Quality Bond is entitled to one vote and any fractional share is entitled to a fractional vote.

        Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

        If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

        If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

        . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

        Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners.

The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.


        Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Quality Bond entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Quality Bond were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

        Voting instructions solicitations will be made primarily by mail, but beginning on or about February 13, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of Quality Bond (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $28,635) will be paid by Quality Bond and BlackRock Bond, pro rata, in accordance with their relative net assets.

        If shareholders of Quality Bond do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

        A shareholder of Quality Bond who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

        The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

        The votes of the shareholders of BlackRock Bond are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION


        The Record Holders of Quality Bond at the close of business on December 30, 2005 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Quality Bond owned as of the Record Date. As of the Record Date, the total number of shares of Quality Bond outstanding and entitled to vote were 15,592,088.


        As of December 30, 2005, the officers and Trustees/Directors of the Trust and the Fund beneficially owned as a group less than 1% of the outstanding shares of Quality Bond and BlackRock Bond, as the case may be.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


        On December 30, 2005 to the knowledge of the Trustees and management of the Trust, Citicorp Life Variable Annuity Separate Account, First Citicorp Life Annuity Separate Account, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, The Travelers Variable Life Insurance Separate Account Four, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, The Travelers Variable Life Insurance Separate Account Two, TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002, collectively owned of record 100% of the shares of Quality Bond.

        Each Insurance Company has advised the Trust and the Fund that as of December 30, 2005 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Quality Bond or BlackRock Bond, respectively, except as follows:





--------------------------------------------------------------------------------
QUALITY BOND
--------------------------------------------------------------------------------


                                                        % OF SHARES OF PORTFOLIO    % OF CLASS A SHARES OF PORTFOLIO
NAME AND ADDRESS                       NO. OF SHARES     BEFORE REORGANIZATION            AFTER REORGANIZATION
----------------                       -------------   -------------------------    --------------------------------
FIRST AMERICAN TRUST, FSB
4380 LA JOLLA VILLAGE DRIVE STE 200
San Diego, CA 92122                      1,442,075               9.25%                           6.75%


        As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), and/or General American Life Insurance Company ("General American") (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

        The Annual Report of the Trust relating to Quality Bond for the fiscal year ended as of December 31, 2004, and the financial statements and highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Fund relating to BlackRock Bond, for the year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

        Certain legal matters concerning the issuance of shares of BlackRock Bond will be passed upon by Ropes & Gray LLP.

                             ADDITIONAL INFORMATION


        The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.


OTHER BUSINESS

        The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.


February 1, 2006


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